UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 9, 2004

RESOLUTION PERFORMANCE PRODUCTS LLC

(Exact name of registrant as specified in its charter)

Delaware	333-57170	76-0607613

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RPP CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-57170-01	76-0660306

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Smith Street, Suite 2400
Houston, Texas 77002
(Address of principal executive offices including Zip Code)

(888) 949-2502

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 (CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 (CFR 240.13e-(c))

Item 8.01. Other Events.

     Resolution Performance Products LLC announced in a press release dated September 9, 2004 that it filed a lawsuit against Formosa Plastics Corporation and certain individuals alleging unlawful conduct including unfair competition, misappropriation of trade secrets, fraud and conspiracy. The lawsuit was filed on August 26, 2004 in the District Court of Harris County, Texas and the Company is seeking damages of at least $100 million. A copy of this press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements: Not applicable

     (b) Pro Forma Financial Information: Not applicable

     (c) Exhibits

Exhibit
No.	Document
99.1	Press Release dated September 9, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTION PERFORMANCE PRODUCTS LLC (Registrant)
Dated: September 9, 2004	By:	/s/ David S. Graziosi

	Title:	Executive Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPP CAPITAL CORPORATION (Registrant)
Dated: September 9, 2004	By:	/s/ David S. Graziosi

	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
99.1	Press Release dated September 9, 2004